Taxation (Tables)	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Schedule of reconciliation between taxes on income / losses

	2025	2024	2023
	€’000	€’000	€’000
Profit/ (loss) before tax	(1,062)	(15,254)	(30,857)
Tax using Company’s domestic tax rate at 12.5%	133	1,907	3,857
Tax effect of:
Non-deductible expenses / non-taxable income	218	(764)	(967)
Current-year losses for which no deferred tax asset is recognized	(81)	(805)	(4,647)
Impacts of different foreign tax rates	(63)	156	1,916
Tax expense of acquired subsidiary (QIND)*	(146)	(25)	-
Release of deferred tax liabilities (QIND PPA)*	256	-	-
Total tax	316	470	159

*	The total income tax credit for the year ended 31 December 2025 of €0.1 million reflects the net impact of (i) current tax expense arising on taxable profits generated by QIND and its subsidiary Al Shola Gas, and (ii) the release of deferred tax liabilities recognised as part of the purchase price allocation on acquisition, as set out in the reconciliation above.

Schedule of deferred tax liability
	2025	2024
	€’000	€’000
Opening balance	(2,198)	-
Recognised on acquisition of QIND	-	(2,198)
Released to profit or loss	256	-
Closing balance	(1,942)	(2,198)

Schedule of unrecognised deferred tax assets

The Group has not recognised deferred tax assets in respect of the following items, on the basis that it is not considered probable that sufficient future taxable profits will be available in the relevant jurisdictions against which the unused tax losses and deductible temporary differences could be utilised:

	2025	2024
	€’000	€’000
Unused tax losses	16	805
Deductible temporary differences - share-based payments	210	3,124
Total unrecognised deferred tax assets	226	3,929